Exhibit 99.1

Eightco Announces Second Quarter 2024 Financial Results

Quarter Driven by Capital Restructuring to Prioritize Financial Stability

●	Second quarter 2024 net income of $4.4 million versus net loss of ($8.9) million for the prior year quarter, due to better operating performance and elimination of warrant losses related to a retired convertible note

●	Second quarter 2024 revenues of $7.0 million versus $20.5 million for the prior year quarter, driven by reduction in capital available for cell phone sales after repayment of the convertible note

Easton, PA, August 15, 2024 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) (the “Company” or “Eightco”) today announced financial results for the three months ended June 30, 2024.

Paul Vassilakos, CEO of Eightco and President of Forever 8 Fund, LLC (“Forever 8”), the Company’s largest subsidiary, said “The Company continues to focus on prioritizing the Forever 8 business in providing inventory capital for e-commerce sellers and refurbished apple product sellers. The Company has made significant progress in the first half of 2024 improving its financial condition, most notably through the elimination of $5.4 million in convertible notes and thus increasing shareholder equity.”

Financial Highlights and Commentary

During the first half of 2024, Eightco took significant steps to resolve legacy issues and strengthen its balance sheet. More specifically, the Company has improved shareholder equity through the following:

●	Cancellation of $7.4 million of liabilities
●	Cancellation of $15.6 million of additional liabilities to the former members of Forever 8:

●	Earnout consideration (fair value of $6.1 million)
●	$5.4 million in promissory notes
●	$3.0 million in interest obligations
●	$1.1 million of interest obligations converted into 1.4 million shares of the Company’s common stock

The Company also repaid convertible notes which resulted in the elimination of an aggregate of 5,846,627 dilutive shares related to warrants and convertible securities that were cancelled in connection therewith, as well as several one-time accounting events.

Repayment of the convertible note reduced the Company’s capital base by $5.4 million which resulted in a decrease in top line revenues as compared to the prior year quarter. The focus on Forever 8 operations also allowed for a reduction in selling, general and administrative expenses.

●	Second quarter 2024 net income of $4.4 million versus a net loss of ($8.9) million in the prior year quarter

●	Second quarter 2024 revenues of $7.0 million versus $20.5 million in the prior year quarter, driven by reduction in capital available for cell phone sales after repayment of the convertible note
●	Second quarter 2024 gross profit of $1.8 million versus $2.5 million in the prior year quarter
●	Second quarter 2024 gross profit margin of 25.3%, versus 12.3% in the prior year quarter
●	Second quarter 2024 SG&A of $3.5 million, down 26.6% from $4.7 million in the prior year quarter
●	Second quarter 2024 EBITDA of $6.4 million compared to a loss of ($5.5) million in the prior year quarter
●	Second quarter 2024 Adjusted EBITDA of a loss of ($0.8) million, from a loss of ($1.9) million in the prior year quarter

	For the Three Months Ended
	June 30,
	2024	2023
Revenues, net	$7,017,013	$20,547,153
Cost of revenues	5,239,202	18,017,259
Gross profit	1,777,811	2,529,894

Operating expenses:
Selling, general and administrative expenses	$3,461,221	$4,717,556
Restructuring and severance	-	283,686
Impairment	-	292,748
Total operating expenses	3,461,221	5,293,990
Operating loss	(1,683,410)	(2,764,096)
Net income (loss)	4,448,892	(8,853,248)

	For the Three Months Ended
	June 30,
	2024	2023
Net income (loss)	4,448,892	(8,853,248)
Interest (income) expense, net	1,323,594	2,736,333
Income tax expense	-	-
Depreciation and amortization	612,634	633,661
EBITDA	6,385,120	(5,483,254)
Stock-based compensation	206,103	189,000
Loss on issuance of warrants	-	3,387,604
Gain on extinguishment of liabilities	(7,427,193)	-
Adjusted EBITDA	(835,970)	(1,906,650)

Reconciliation of EBITDA and Adjusted EBITDA

EBITDA and Adjusted EBITDA are non-GAAP performance measures. Management believes EBITDA and Adjusted EBITDA, in addition to operating profit, net (loss) income and other GAAP measures, are useful to investors to evaluate the Company’s results because they exclude certain items that are not directly related to the Company’s core operating performance. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

Reconciliations of the non-GAAP measures used in this press release are included in the table above. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. Items excluded to arrive at forward-looking non-GAAP measures may have a significant, and potentially unpredictable, impact on our future GAAP results.

A reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure in accordance with SEC Regulation G as above.

About Eightco

Eightco (NASDAQ: OCTO) is committed to growth of its subsidiaries, made up of Forever 8, an inventory capital and management platform for e-commerce sellers, and Ferguson Containers, Inc., a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the Company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco aims to create significant value and growth for its portfolio companies and stockholders.

For additional information, please visit www.8co.holdings

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to regain and maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 1, 2024. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

investors@8co.holdings